SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 18, 2000
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                                WHX Corporation
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(Exact name of registrant as specified in its charter)


     Delaware                   1-2394             13-3768097
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices


Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)


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         Item 5.  Other Events.
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                  On September  18, 2000 WHX  Corporation  announced  that it is soliciting consents from holders of its 10 1/2% Senior Notes due 2005 to amendments of certain covenants and other provisions of the indenture governing the Senior Notes. The Solicitation Statement is set forth as Exhibit 99.1 to this Current Report. The consent solicitation will expire at 5:00 p.m. New York City time on September 28, 2000, unless extended by WHX Corporation prior to such date.





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     Exhibit No.                         Exhibits
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     99.1                  Solicitation Statement dated September 18,
                           2000



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WHX Corporation


Dated: September 26, 2000                 By: /s/ Ronald LaBow
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                                          Name:  Ronald LaBow
                                          Title: Chairman of the Board



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